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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 27, 2001
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                           5B Technologies Corporation
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                           0-27190
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(State or Other Jurisdiction                               (Commission
      of Incorporation)                                    File Number)


                   100 Sunnyside Boulevard, Woodbury, NY 11797
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                    (Address of Principal Executive Offices)


                  Registrant's telephone number, (516) 677-6100


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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(a)    Previous Independent Accountant.

       (i) 5B Technologies Corporation (the "Registrant") was notified on November 27, 2001 that BDO Seidman, LLP ("BDO"), the independent accountants for the Registrant, had resigned.

       (ii) The BDO reports on the Registrant's financial statements for the fiscal years ended December 31, 1999 and December 31, 2000, and included in the Registrant's Form 10-K for each of the respective fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern uncertainty paragraph with respect to the fiscal year ended December 31, 2000.

       (iii) During the past two fiscal years and the subsequent interim period through November 27, 2001, BDO and the Registrant have not had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement in connection with their report and the financial statements for such fiscal years and subsequent interim period, except as follows:

              (a) Registrant recorded revenues in September 2001 relating to a transaction with a customer for the delivery of computer equipment. Upon review of certain documentation, BDO did not agree with Registrant that this transaction could be recorded in the Third Quarter 2001 and that this was a Fourth Quarter 2001 transaction. Though Registrant did not agree with BDO, it agreed to reverse the September 2001 revenues in order to file the Form 10-Q for the period ended September 30, 2001 without exception from BDO; and

              (b) Registrant disclosed certain information about the aforementioned transaction as a subsequent event note included in the Form 10-Q for the period ended September 30, 2001. The Registrant insisted on the disclosures as submitted. BDO did not agree with certain of the disclosures.


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       (iv)   During the past two fiscal years and the subsequent interim period through November 27, 2001, there have been no "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission ("SEC").

       (v) The Registrant has requested that BDO furnish it with a letter addressed to the SEC stating whether it agrees with the above statements made by the Registrant. A copy of such letter, dated December 4, 2001, is filed as an exhibit on this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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(c)    Exhibit included herein:

       16.2 Letter of BDO, dated December 4, 2001, regarding the disclosure contained in Item 4(a) of this report on Form 8-K.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     5B TECHNOLOGIES CORPORATION



Date: December 4, 2001               By: /s/ Glenn Nortman
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                                         Glenn Nortman, Chief Executive Officer






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